                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. __________)

FILED BY THE REGISTRANT  /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT / /

CHECK THE APPROPRIATE BOX:

/ /      PRELIMINARY PROXY STATEMENT

/X/      DEFINITIVE PROXY STATEMENT

/ /      DEFINITIVE ADDITIONAL MATERIALS

/ /      SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12

                               MLF BANCORP, INC.
- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                               MLF BANCORP, INC.
- --------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX): (PREVIOUSLY PAID BY WIRE TRANSFER)

/ /      $125 PER EXCHANGE ACT RULE 0-11(c)(1)(ii), 14a-6(i)(1), OR
         14a-6(i)(2).

/ / $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14a-6(i)(3).

/ /      FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(4) AND
         0-11.

         (1)     TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION
                 APPLIES:
                           ----------------------------------------------------

         (2)     AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

                 --------------------------------------------------------------

         (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11: 1/

                 --------------------------------------------------------------

         (4)     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:


                 --------------------------------------------------------------

/X/      Fee paid previously with preliminary materials.

/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         (1)     AMOUNT PREVIOUSLY PAID:
                                        ---------------------------------------

         (2)     FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
                                                             ------------------

         (3)     FILING PARTY:
                              -------------------------------------------------

         (4)     DATE FILED:
                            ---------------------------------------------------

- ------------------
1/ SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.

                            [MLF BANCORP LETTERHEAD]

                                                                   June 13, 1996

Dear Stockholder,

         You are cordially invited to attend the Annual Meeting of Stockholders of MLF Bancorp, Inc. The meeting will be held at The Desmond Great Valley Hotel and Conference Center, One Liberty Boulevard, Malvern, Pennsylvania, on Friday, July 26, 1996 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in MLF Bancorp, Inc. are sincerely appreciated.

                                                  Sincerely,

                                                  /s/ JOHN R. EPPINGER
                                                  John R. Eppinger
                                                  Chairman of the Board

                               MLF BANCORP, INC.

                               Two Aldwyn Center

                         Lancaster Avenue and Route 320

                             Villanova, PA   19085

                           Telephone:  (610) 526-6460


NOTICE IS HEREBY GIVEN to the shareholders of MLF Bancorp, Inc. (the "Company") that the Annual Meeting of such shareholders will be held at The Desmond Great Valley Hotel and Conference Center, One Liberty Boulevard, Malvern, Pennsylvania on Friday the 26th day of July, 1996 at 10:00 A.M., Eastern Time for the following purposes:

         1. To vote upon the election of one director for a four-year term, and until his successor is elected and qualified;

         2. To vote upon a proposal to amend the Company's Articles of Incorporation to change the corporate title to "ML Bancorp, Inc.";

         3. To ratify the appointment of KPMG Peat Marwick L.L.P. as independent Certified Public Accountants of the Company for the fiscal year ending March 31, 1997; and

         4. To transact such other business as may properly come before the meeting or any other adjournment(s) thereof. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

         The date fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on May 31, 1996.

By Order of the Board of Directors





/s/ BRIAN M HARTLINE
Brian M. Hartline
Corporate Secretary

Villanova, Pennsylvania

June 13, 1996

THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING IF YOU DESIRE, AND YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

                               MLF BANCORP, INC.

                               Two Aldwyn Center

                         Lancaster Avenue and Route 320

                             Villanova, PA   19085

                           Telephone:  (610) 526-6460

                             --------------------

                                PROXY STATEMENT

                             --------------------

                               GENERAL STATEMENT

         This Proxy Statement has been prepared in connection with the solicitation of proxies by the Board of Directors of MLF Bancorp, Inc. for use at the Annual Meeting of Shareholders to be held on July 26, 1996, and at any adjournment(s) thereof (the "Meeting"). The Meeting will be held at The Desmond Great Valley Hotel and Conference Center, One Liberty Boulevard, Malvern, Pennsylvania, at 10:00 A.M., Eastern Time.

         References to the Company throughout this Proxy Statement refer to MLF Bancorp, Inc. and/or its wholly owned subsidiary Main Line Bank (the "Bank").

        The approximate date of mailing of this Proxy Statement is June 13, 1996

     RECORD DATE--VOTING REQUIRED FOR APPROVAL--SHAREHOLDER PROPOSALS

         All persons who were shareholders of the Company on May 31, 1996 (the "Record Date"), will be entitled to cast votes at the Meeting. Voting may be by proxy or in person. As of the Record Date, the Company had 6,246,900 shares of common stock, $.01 par value ("Common Stock"), outstanding. The Company has no other class of equity securities outstanding.

         Holders of a majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the Meeting. The Director will be elected by a plurality of the votes cast at the Meeting. The affirmative vote of the holders of a majority of all of the Common Stock outstanding and eligible to vote at the Meeting is required to approve the proposal to amend the Company's Articles of Incorporation. The affirmative vote of a majority of the total votes present at the Meeting is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions will be counted for purposes of determining the presence of a quorum at the Meeting. Because of the required votes, abstentions will have the same effect as a vote against the proposals to amend the Articles of Incorporation and to ratify the appointment of the independent auditors, but will not be counted as votes cast for the election of the director and, thus, will have no effect on the voting for the election of the director. Under rules of the New York Stock Exchange, all of the proposals for consideration at the Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

         Each proxy solicited hereby, if properly executed, duly returned to management and not revoked prior to the Meeting, will be voted at the Meeting in accordance with the shareholder's instructions indicated thereon. If no contrary instructions are given, each proxy received by management will be voted in favor of all items on the agenda. Each shareholder shall have one vote for each share of stock owned.

         A shareholder giving a proxy has the power to revoke the proxy at any time before it is exercised by delivering to the Secretary of the Company written instructions revoking it: (Brian M. Hartline, Secretary, MLF Bancorp, Inc., Two Aldwyn Center, Lancaster Avenue and Route 320, Villanova, PA 19085). A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy. The proxy executed by a shareholder who attends the Meeting will be revoked only if the shareholder delivers written instructions to that effect to the Secretary prior to the beginning of the voting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         To the knowledge of management of the Company, the following table sets forth the persons or entities, including any group, which beneficially owned more than 5% of the Company's Common Stock as of April 30, 1996:

                                                                     Common Stock
                                                               Beneficially Owned as of
        Name of Beneficial Owner                                  April 30, 1996 (1)
- --------------------------------------               ---------------------------------------------
                                                     Number of Shares                     Percent
                                                     ----------------                     -------
MLF Bancorp                                              408,388(2)                          6.5%
Employee Stock Ownership
Plan Trust
Two Aldwyn Center
Villanova, PA  19085

         The following table sets forth the amount and percentage of the Company's common stock beneficially owned, directly or indirectly, by directors and executive officers individually and by directors and executive officers of the Company as a group, as of April 30, 1996.

                                                                     Common Stock
                                                                Beneficially Owned as of
                                                                    April 30, 1996 (1)
                                                   --------------------------------------------------
                                                   Number of Shares                           Percent
                                                   ----------------                           -------
Directors:
  John R. Eppinger                                      73,567(2)(3)                               1.2%
  David B. Hastings                                     35,603(4)                                   *
  John J. Leahy                                         43,575(5)                                   *
  Henry M. Luedecke                                     44,603(4)                                   *
  Dennis S. Marlo                                      114,590(2)(6)                               1.8%
  Allan Woolford                                        44,771(7)                                   *

Executive officers who are not Directors:
  Robert M. Campbell, Jr.                               36,609(8)                                   *
  Brian M. Hartline                                     32,451(2)(9)                                *
  Raymond M. Kilargis                                   28,203(10)                                  *


All directors and executive officers
 of the Company as
 a group (10 persons)                                  457,616(2)(11)                              7.1%


                                                   (Footnotes on following page)

- --------------------------

*        Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the Securities Exchange Act of 1934, as amended ("1934 Act") an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. Shares which may be acquired by the exercise of stock options which are exercisable within 60 days of the Voting Record Date are deemed to be beneficially owned by the holder and are outstanding for the purpose of computing the percentages of Common Stock beneficially owned by the respective individual and group.

(2) The MLF Bancorp Employee Stock Ownership Plan Trust ("Trust") is established pursuant to the MLF Bancorp Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and PNC Bank, which acts as trustee of the ESOP ("Trustee"). As of the Voting Record Date, 408,388 shares held in the Trust were unallocated, and 100,778 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee must vote all allocated shares in accordance with the instructions of the participating employees, and vote allocated shares for which employees do not give instructions and unallocated shares in accordance with the instructions of the ESOP Administrative Committee comprised of Messrs. Eppinger, Marlo and Hartline. The amount of Common Stock beneficially owned by the members of the committee or by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

(3) Includes 533 shares held by Mr. Eppinger's wife and 75 shares held by Mr. Eppinger's son for which Mr. Eppinger disclaims beneficial ownership, 32,700 shares held in a Recognition and Retention Plan and Trust of the Company ("RRP"), which may be voted by Mr. Eppinger, and 18,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(4) Includes 7,900 and 9,400 shares each for Messrs. Hastings and Luedecke, respectively, held in the RRP, which may be voted and 24,000 shares and 31,000 shares each for Messrs. Hastings and Luedecke, respectively, which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(5) Includes 1,037 shares held by Mr. Leahy's wife which Mr. Leahy may be deemed to beneficially own, 9,020 shares held in the RRP, which may be voted by him, and 31,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(6) Includes 3,703 shares held jointly with Mr. Marlo's wife, 3,703 held jointly with Mr. Marlo's mother and 814 shares held jointly with Mr. Marlo's children, which Mr. Marlo shares voting and dispositive power, 29 shares held by Mr. Marlo's wife which Mr. Marlo may be deemed to beneficially own, 54,500 shares held in the RRP which may be voted by him, 2,435 shares allocated to Mr. Marlo pursuant to the Company's ESOP and 32,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(7) Includes 1,111 shares held by Mr. Woolford's wife which Mr. Woolford may be deemed to beneficially own, 8,020 shares held in the RRP, which may be voted by Mr. Woolford and 31,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(8) Includes 74 shares held by Mr. Campbell or his wife in trust for their children which Mr. Campbell may be deemed to beneficially own, 17,400 shares held in the RRP, which may be voted by Mr. Campbell, 2,380 shares allocated to Mr. Campbell pursuant to the Company's ESOP and 11,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(9) Includes 17,000 shares for Mr. Hartline held in the RRP which may be voted by him, 2,187 shares allocated to Mr. Hartline pursuant to the Company's ESOP, 364 shares held by Mr. Hartline in the Company's Savings Plan ("Savings Plan") and 8,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(10) Includes 13,020 shares for Mr. Kilargis held in the RRP which may be voted by him, 2,183 shares allocated to Mr. Kilargis pursuant to the Company's ESOP and 8,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(11) Includes 194,400 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

         Section 16(1) of the "1934 Act" requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and NASDAQ. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all of these filing requirements were satisfied by the Company's directors and officers during fiscal 1996. In making the foregoing disclosure, the Company has relied solely on the written representations of its directors and executive officers and copies of the ownership reports that they have filed with the SEC.


                        PROPOSAL 1--ELECTION OF DIRECTOR

             The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Shareholders of the Company are not permitted to cumulate their votes for the election of directors.

             The following table shows the name, age, position and principal occupation during the past five years of the nominee for election as director and the length of time he has served as a director. The nominee currently serves as a director of the Company. William L. Williams, a director whose term expired in 1997, retired on January 1, 1995. According to the By-Laws of the Company, the Board of Directors can appoint a successor to fill the remaining term of Mr. Williams. Currently, the Board of Directors is not actively seeking a replacement to fill the vacant seat.

             Unless otherwise specified on the proxies received by the Company, it is intended that proxies received in response to this solicitation will be voted in favor of the election of the person named in the following table to be a director of the Company for a four-year term, and until his successor is elected and qualified. There are no arrangements or understandings between any nominee or director and any other person pursuant to which any such person was or is selected as a director or nominee.


                   NOMINEE FOR A FOUR-YEAR TERM EXPIRING 2000

                                                Principal Occupation During                       Director
Name                          Age (1)               the Past Five Years                           Since(2)
- ----                          -------               -------------------                         ----------
John R. Eppinger              69                Chairman of the Board of the                       1951
                                                Bank since 1983 and of the Company
                                                since March 1994, Consultant to the
                                                Bank since January 1991, Chief
                                                Executive Officer of the Bank from
                                                1968 until March 1990, employed in
                                                various positions with the Bank since
                                                1949 and a member of the Board of
                                                Directors since 1951.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEE FOR DIRECTOR.


             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

DIRECTOR WHOSE TERM EXPIRES IN 1997

                                                Principal Occupation During                       Director
Name                          Age (1)               the Past Five Years                           Since(2)
- ----                          -------               -------------------                         ----------
David B. Hastings             64                Director; Owner and President                      1977
                                                of Blue Hill Products, Ardmore,
                                                Pennsylvania, an importer and
                                                distributor of garden and toy
                                                products, since 1984.

DIRECTORS WHOSE TERMS EXPIRE IN 1998

                                                Principal Occupation During                       Director
Name                          Age (1)               the Past Five Years                           Since(2)
- ----                          -------               -------------------                         ----------
John J. Leahy                 65                Director; Retired 1996.                            1988
                                                Formerly Operations Vice
                                                President of Strawbridge &
                                                Clothier, a department store
                                                chain headquartered in
                                                Philadelphia, Pennsylvania.

Henry M. Luedecke             68                Director; President of C.H.                        1982
                                                Marshall, Inc., Media,
                                                Pennsylvania, a building
                                                supply company, since 1949.

DIRECTORS WHOSE TERMS EXPIRE IN 1999

                                                Principal Occupation During                       Director
Name                          Age (1)               the Past Five Years                           Since(2)
- ----                          -------               -------------------                         ----------
Dennis S. Marlo               53                Director, President and Chief                      1992
                                                Executive Officer of the Bank
                                                since June 1992 and of the
                                                the Company since March 1994,
                                                Senior Vice President and
                                                Chief Financial Officer of the
                                                Bank from August 1989 until
                                                June 1992; Previously, a partner
                                                of KPMG Peat Marwick,
                                                Philadelphia, Pennsylvania, a
                                                public accounting firm.

Allan Woolford                67                Director; owner of Tredyffrin                      1977
                                                Information Systems, Inc., a
                                                management consulting firm,
                                                Berwyn, Pennsylvania.

- -------------

(1)          As of March 31, 1996
(2)          Includes service as a Director of the Bank


                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

             The Board of Directors of the Company meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the Directors. During the fiscal year ended March 31, 1996, the Board of Directors met 14 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period. The Board of Directors of the Company has established the following committees:

             Audit Committee. The Audit Committee consists of Messrs. Woolford (Chairman), Hastings (effective April 1, 1996) and Leahy. The Audit Committee reviews the records and affairs of the Company, oversees the Company's internal audit department, engages the Company's external auditors and reviews their reports. The Audit Committee met 4 times during fiscal 1996.

             Human Resources and Compensation Committee. The Human Resources and Compensation Committee consists of Messrs. Luedecke (Chairman), Eppinger, Leahy and Marlo. The Human Resources and Compensation Committee, which reviews and recommends compensation and benefits for the Company's employees, met 6 times in fiscal 1996.

             Director's Selection Committee. During fiscal 1996, the Director's Selection Committee consisted of Messrs. Eppinger, Hastings, Leahy and Marlo. This committee, which nominates persons to serve on the Board of Directors, met 1 time during fiscal 1996.

             In addition to the committees described above, the Company has also established other committees which meet as required and include the Chief Executive Officer. These committees include: a Fair Lending Committee; a Senior Loan Committee; an Asset Review Committee and an Asset/Liability Management Committee.

DIRECTOR'S COMPENSATION

             Members of the Board of Directors who are not full-time employees of the Company receive an annual retainer of $9,000 ($3,000 for the Company and $6,000 for the Bank) ($18,000 for the Chairman of the Board ($6,000 for the Company and $12,000 for the Bank)). Directors also receive $750 for each meeting of the Board of Directors attended ($1,500 for the Chairman) and $700 for each committee meeting attended ($1,100 for the Chairman of the Audit Committee).

             The Company entered into an agreement with John R. Eppinger, Chairman of the Board, to provide consulting services to the Company and the Bank. Pursuant to the agreement, which expires on December 31, 1996, Mr. Eppinger assists the Chief Executive Officer and provides services to the Company and the Bank including the development of policy, evaluation of potential acquisitions, strategic planning, regulatory compliance and reporting to the Board of Directors. During the fiscal year ended March 31, 1996, the Company paid Mr. Eppinger $33,000 under the agreement.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

             Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of the Company who do not serve as directors.

             ROBERT M. CAMPBELL, JR. Mr. Campbell has served as Executive Vice President and Chief Lending Officer of the Bank and as Vice President of the Company since March 1994 and as Senior Vice President and Chief Lending Officer of the Bank from September 1992 to February 1994. Previously, he was with Pitcairn Private Bank, Jenkintown, Pennsylvania, as President and Chief Operating Officer from November 1990 to August 1992.

             BRIAN M. HARTLINE. Mr. Hartline has served as Treasurer, Corporate Secretary and Chief Financial Officer of the Company and the Bank since December 1994 and as Senior Vice President of the Bank from March 1994. From June 1990 until January 1994, Mr. Hartline was Vice President, Treasurer and Controller of United Federal Savings Bancorp Inc., State College, Pennsylvania and served in such positions with PNC Bancorp, N.A. from January 1994 until March 1994 after United Federal merged with PNC Bancorp. Previously, Mr. Hartline was a senior accountant with Coopers & Lybrand, Harrisburg, Pennsylvania.

             RAYMOND M. KILARGIS. Mr. Kilargis has served as Senior Vice President of the Bank since August 1992 and was Vice President and Controller of the Bank from February 1992 until August 1992. Mr. Kilargis has been Vice President of the Company since March 1994. From April 1988 to February 1992, Mr. Kilargis served as Senior Vice President and Principal Accounting Officer of Home Unity Savings Bank, Lafayette Hill, Pennsylvania.

HUMAN RESOURCES AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

             The Executive Compensation Subcommittee ("Subcommittee") of the Human Resources and Compensation Committee ("Committee") of the Board of Directors determines compensation for executive officers. During the fiscal year ended March 31, 1996, the members of the subcommittee were Messrs. Henry
M. Luedecke (Chairman), John R. Eppinger and John J. Leahy. Mr. Eppinger was a former executive officer of the Bank. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended March 31, 1996 appears below.

REPORT OF HUMAN RESOURCES AND COMPENSATION COMMITTEE

Function and Composition of Human Resources and Compensation Committee

             The function of the Committee is to provide oversight of the personnel related policies of the Company, including the establishment of a compensation philosophy for the organization and the monitoring of compensation plans and strategies to determine conformity with the overall philosophy. The Committee is composed of four directors, Messrs. Luedecke (Chairman), Eppinger, Leahy and Marlo.

             The Subcommittee is responsible for setting and administering executive officer compensation plans, evaluating the Chief Executive Officer and determining the annual compensation for the executive officers (based upon recommendations of the Chief Executive Officer) and for the Chief Executive Officer.

Compensation Philosophy

             The Executive Compensation Program of MLF Bancorp, Inc. is designed to:

             - Maximize shareholder value by providing executives with common stock ownership opportunities which align the interests of the executive with the long-term interest of shareholders.

             - Promote continuous improvement in corporate performance by rewarding executives for the achievement of financial results.

             - Foster a pay-for-performance philosophy which encourages superior company-wide profitability, team-oriented goals and superior individual performance.

             - Attract, motivate and retain high-impact, growth-oriented executives.

             Currently, the Executive Compensation Program consists of base salary, an annual performance bonus opportunity, long-term incentive awards composed of stock grants and options, and a standard benefit package.

Base Salary

             The Subcommittee's philosophy is to provide a competitive base salary in which data obtained from nationally recognized compensation surveys are used to determine comparable salaries for similar institutions, geographic areas and operating performance. The Subcommittee utilizes key financial data, including book value per share, earnings per share, return on average equity and the Company's stock price in determining salary increases.

Incentive Pay

             At the beginning of fiscal 1996, the Committee adopted the 1996 Performance Bonus Plan ("Bonus Plan") which is intended to offer incentives for achieving above expected Company financial performance and to provide awards for achievement of continuing improvements, financial and operating performance. The Plan includes executives, as well as other management personnel of the Company and is funded through an allocation of pre-tax income which exceeds the fiscal year budgeted pre-tax income. The maximum bonus pool is limited to the lesser of a percentage of base salary of eligible participants or one-third of the amount of pre-tax income which exceeds the fiscal year's budgeted pre-tax income. Participants are awarded payments based upon the performance standards established at the beginning of the Plan year.

Long-Term Incentives

             The 1994 Stock Option Plan ("Option Plan") and the RRP provide for long-term incentive designed to align a portion of the Executive Compensation Program with shareholder value and interests. During the fiscal year ending March 31, 1996, certain RRP and Option Plan shares remain unissued. Under the RRP and Option Plan, shares granted to executive management vest equally over a five year period. On March 29, 1996, additional RRP shares and stock options were granted to certain key executives, under the Bonus Plan.

Executive Benefits Plan

             In March 1996, the Company established the Deferred Compensation Plan ("DCP") effective April 1, 1994 for the benefit of a select group of key personnel (principally executive management), which restores benefits to eligible executives lost as a result of limitations under Section 401(a)(17) of the Internal Revenue Code of 1996 as amended (the Code), with respect to amounts of compensation which may be recognized for retirement plans intended to satisfy the requirements of Section 401(a) of the Code and equivalent ESOP related shares resulting from such code limitations and to provide eligible executives the opportunity to increase their retirement savings by the deferral of the receipt of compensation. The DCP is not expected to have a material effect on the Company's financial statements.

Conclusion

             The Company's Executive Compensation Program continues its transition to accomplish the objectives of the compensation philosophy discussed above.

             Over the coming year, the Subcommittee will continue to explore opportunities to enhance the variable aspects of executive compensation, strengthening the link between total pay and corporate performance.

             The Subcommittee believes that it is important to maintain a sound base salary practice for the Company's executives and to pursue plan designs and practices which drive annual and longer-term performance and align executives' and shareholders' interests.

             Executive Compensation Subcommittee   Henry  M. Luedecke, Chairman
                                                   John R. Eppinger
                                                   John J. Leahy

             To provide shareholders a concise, comprehensive overview of compensation awarded, earned or paid in the reporting period, the Summary Compensation Table has been formulated. The Summary Compensation includes individual compensation information on the Chief Executive Officer and the other executive officers, for services rendered in all capacities whose compensation exceeded $100,000 during the year ended March 31, 1996.

                           SUMMARY COMPENSATION TABLE


                                                 Annual Compensation
                                  -----------------------------------------------         Long Term Compensation Awards
                                                                       Other      ---------------------------------------------
                                  Year ended                          Annual         Stock        Number of      All Other
     Name and Principal Position   March 31,  Salary (1)  Bonus   Compensation (2)  Grants (3)    Options (4)  Compensation (5)
     ---------------------------   ---------  ----------  -----   ----------------  ----------    -----------  -----------------
Dennis S. Marlo,                     1996       $295,000  $46,500      -                -           -                 $178,328
  President and CEO                  1995        248,000   25,000      -              $814,094     160,000              21,222
                                     1994        206,731   -           -                -           -                    6,456

Robert M.Campbell, Jr.,              1996       $145,000  $25,000      -                -           -                  $63,979
  Executive Vice President           1995        120,000   18,000      -              $277,838      55,000              16,525
                                     1994        100,327   -           -                -           -                    1,560

Brian M. Hartline,                   1996       $115,000  $25,000      -               $62,075      10,000             $44,737
  Chief Financial Officer(4)(6)      1995         75,000   30,000      -               215,100      40,000               9,883
                                     1994          4,327   -           -                -           -                   -

Raymond M. Kilargis,                 1996       $105,000   $7,500      -                -           -                  $45,164
  Senior Vice President              1995        100,000    5,000      -              $215,100      40,000              12,824
                                     1994         86,700   -           -                -           -                    2,601


- ----------

(1) Includes amounts deferred by the named executive officer pursuant to the Company's Savings Plan, a non-contributory defined contribution plan which is intended to qualify under Section 401(k) of the Code and pursuant to which employees may defer up to 15% of their compensation.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Company-owned vehicles. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the year ended March 31, 1996 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual. Personal use of such vehicles is included as taxable income to the executive officers.

(3) Represents the grant of restricted Common Stock pursuant to the Company's RRP, which was deemed to have had the indicated value at the date of grant. The total number of RRP shares granted in fiscal 1995 to Messrs. Marlo, Campbell, Hartline and Kilargis had a fair market value of $1,301,180, $444,075, $343,800 and $343,800, respectively, at
         March 31, 1996.

(4) Consists of awards granted pursuant to the Company's Option Plan which vest and are exercisable at the rate of 20% per year from the date of grant.

(5) Includes amounts allocated during the year ended March 31, 1996 on behalf of Messrs. Marlo, Campbell, Hartline and Kilargis pursuant to the DCP of $134,849, $23,524, $4,714 and $5,604, respectively, and
         $37,579, $37,555, $37,723 and $37,460 contributed by the Company on behalf of Mssrs. Marlo, Campbell, Hartline and Kilargis, respectively, related to the Company's ESOP.

(6)      Mr. Hartline became employed by the Bank and Company in March 1994.

             The following table discloses the total options granted to the Chief Executive Officer and noted executives during the year ended March 31, 1996.

                                                                                 Potential Realizable Value at
                                        % Of                                     Assumed Annual Rates of Stock
                                        Total                                        Price Appreciation for
                          Number of    Options                                          Option Term(3)
                           Options   Granted To   Exercise                   -----------------------------------
            Name           Granted   Employee(1)  Price(2)  Expiration Date        5%                 10%
            ----           -------   -----------  --------  ---------------        --                 ---
Dennis S. Marlo                 -           -       -                   -                -                  -
Robert M. Campbell, Jr.         -           -       -                   -                -                  -
Brian M. Hartline           10,000       22.0%    $23.88    March 29, 2006         $150,149           $380,506
Raymond M. Kilargis             -           -       -                   -                -                  -


- -------------

(1) Percentage of options earned by all employees and directors during fiscal 1996.

(2) The exercise price was based on the closing market price of a share of the Company's Common Stock on the date of grant.

(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $38.89 and $61.93 at compounded rates of return of 5% and 10%, respectively.


             The following table discloses the options exercised during the year ended March 31, 1996, and held at year-end, by the Chief Executive Officer and the noted executives:


                                                          Number of Options at            Value of Options at
                           Shares                            March 31, 1996                March 31, 1996 (1)
                         Acquired On       Value       ----------------------------  -----------------------------
         Name             Exercise       Realized      Exercisable   Unexercisable   Exercisable    Unexercisable
        -----             --------       --------      -----------   -------------   -----------    --------------
Dennis S. Marlo              -              -                 32,000        128,000       $286,000     $1,144,000
Robert M. Campbell, Jr.      -              -                 11,000         44,000        $98,313       $393,250
Brian M. Hartline            -              -                  8,000         42,000        $71,500       $286,000
Raymond M. Kilargis          -              -                  8,000         32,000        $71,500       $286,000



- ----------

(1)          Based on a per share market price of $23.88 at March 31, 1996.


PERFORMANCE GRAPH

             The following graph demonstrates comparison of the cumulative total returns for the Common Stock of MLF Bancorp, Inc., the SNL Securities $1 Billion to $5 Billion Thrift Asset Size Index and the NASDAQ Stock Market Index since the Company's initial public offering in August 1994.


MLF Bancorp, Inc.

Data Points for Stock Performance Chart

                                   ALL NASDAQ
              MLFB             Stocks             SNL Index
08/11/94       $100.00           $100.00            $100.00
09/30/94        117.59            103.75              98.98
12/31/94        100.00            102.56              88.42
03/31/95        118.52            112.02             100.45
06/30/95        121.06            127.85             112.06
09/30/95        146.33            143.28             132.19
12/31/95        141.70            144.94             138.49
03/31/96        153.08            151.81             143.06

             The above graph represents $100 invested in the Company's initial public offering of Common Stock issued on August 11, 1994 at $13.50 per share. The Common Stock commenced trading on the NASDAQ Stock Market on August 11, 1994 at $16.00 per share.


EMPLOYMENT AGREEMENTS

             The Bank has entered into agreements with each of Messrs. Marlo, Campbell, Hartline and Kilargis, whereby the Bank has agreed to employ Mr. Marlo for a term of three years and Messrs. Campbell, Hartline and Kilargis for terms of two years, in their current respective positions at base salaries of $300,000 $150,000, $140,000 and $110,000, respectively, or at the current annual base salary upon extension of the contract. The term of each employment agreement shall be extended on each annual anniversary date for an additional one year upon approval of the Bank's Board of Directors unless the Board of Directors or the officer elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

             The employment agreements are terminable with or without cause by the Bank. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Bank for cause, disability, retirement or death (except in the case of Mr. Marlo, as set forth below), provided, however that (i) in the event that the officer terminates his employment because of failure of the Bank to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Bank other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a change in control of the Company, as defined, Mr. Marlo will be entitled to a cash severance amount equal to three times that portion of his base salary paid by the Bank and Messrs. Campbell, Hartline and Kilargis will be entitled to a cash severance amount equal to 1.99 times their base salary. In addition, Mr. Marlo will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until he obtains full-time employment with another employer.

             A Change in Control is generally defined in the employment agreement to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and
(ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

             Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes. Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

             Mr. Marlo's agreement provides that he will be entitled to the use of an automobile (reimbursable to the Company or the Bank for personal use), the payment of individual club dues at one club and his spouse will be covered under the Bank's health insurance plan during the term of the agreement. In addition, in the event of Mr. Marlo's death during the term of the agreement, his estate will receive a payment equal to two times his annual salary over a period of 24 months. In the event of termination for disability or retirement, Mr. Marlo and his spouse shall be covered under the Bank's health insurance plan until age 66.

             The Company has also entered into an employment agreement with Mr. Marlo to serve as President and Chief Executive Officer on terms substantially similar to the agreement entered into between Mr. Marlo and the Bank, except as provided below. Mr. Marlo's compensation, benefits and expenses are paid by the Company and the Bank in the same proportion as the time and services actually expended by Mr. Marlo on behalf of each company. The agreement with the Company provides that severance payments to Mr. Marlo upon a change of control shall be equal to three times that portion of his base salary paid by the Company plus the amounts not able to be paid by the Bank because of Section 280G of the Code, and the amounts payable by the Company are not subject to reduction as are the amounts payable by the Bank. In addition, Mr. Marlo's agreement with the Company provides that the Company shall reimburse Mr. Marlo for any resulting excise taxes payable by Mr. Marlo, plus such additional amount as may be necessary to compensate Mr. Marlo for his payment of state and federal income and excise taxes on the additional payments.

             Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

BENEFITS

             Retirement Plan. The Company has a defined benefit pension plan ("Retirement Plan") for those full time employees who have attained the age of 21 years and had completed one year of service prior to August 1, 1994 with the Company or the Bank. Employees hired by the Bank or Company after July 31, 1993 are not currently eligible to participate in the Retirement Plan. In general, the Retirement Plan provides for annual benefits payable monthly upon retirement based on years of service and average compensation during the years of plan participation.

             Under the Retirement Plan, an employee's benefits are always fully
vested.  The normal retirement age is 65.   The Retirement Plan provides for an
early retirement option with reduced benefits for participants who are age 45 and who have five years of service. During the year ended March 31, 1996, the Company's pension expense under the Retirement Plan amounted to $16,000.

             The following table illustrates annual pension benefits for retirement at age 65 in 1995 under various levels of compensation and years of service. The figures in the table assume that the Retirement Plan continues in its present form and that the participants elect to receive the annuity under the normal form of the Plan (Life Annuity with 120 payments guaranteed).

     Average       15 Years     20 Years     25 Years     30 Years     35 Years
     Annual           of           of           of           of           of
  Compensation      Service      Service      Service      Service      Service
  ------------      -------      -------      -------      -------      -------
         $80,000      $21,975      $29,300      $36,625      $43,950      $51,275
          90,000       24,975       33,300       41,625       49,950       58,275
         100,000       27,975       37,300       46,625       55,950       65,275
         110,000       30,975       41,300       51,625       61,950       72,275
         120,000       33,975       45,300       56,625       67,950       79,275
         140,000       39,975       53,300       66,625       79,950       93,275
         150,000       42,975       57,300       71,625       85,950      100,275


             The maximum annual compensation which may be taken into account under the Code (as adjusted from time to time by the Internal Revenue Service) for calculating contributions under qualified defined benefit plans currently is $150,000 and the maximum annual benefit permitted under such plans currently is $120,000.

             At March 31, 1996, Messrs. Marlo, Campbell and Kilargis had six, three and four years, respectively, of credited service under the Retirement Plan. Effective August 1, 1994, the Company ceased accepting new participants into the Retirement Plan. Participants in the Retirement Plan prior to this date continue to earn benefits.

             Savings Plan. The Company maintains a Savings Plan for the benefit of full time regular employees who have been employed for at least one year. The Savings Plan is a defined contribution plan which is intended to qualify under Section 401(k) of the Code. Participants may contribute to the Savings Plan by salary reduction up to 15% of annual compensation for the year. Such contributions defer the employee's earnings up to a maximum of $9,240 in each plan year, indexed annually. All contributions to the Savings Plan are immediately vested. All funds contributed to the Savings Plan are held in a trust fund, which are invested at the direction of the employee in several funds with various investment objectives. During the fiscal year ended March 31, 1996, the Company's Common Stock was added as an additional investment option.

             Employee Stock Ownership Plan and Trust. The Company has established an ESOP for employees of the Company and the Bank. Full-time employees of the Company and the Bank who have completed one year of service and who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 21 are eligible to participate in the ESOP.

             The ESOP borrowed funds from the Company to purchase 7% of the Common Stock issued in the Company's initial issuance of common stock. The loan to the ESOP will be repaid principally from the Company's and the Bank's contributions to the ESOP over a period of 10 years, and the collateral for the loan will be the Common Stock purchased by the ESOP. The interest rate for the
ESOP loan is the prime rate.   The Company may, in any plan year, make
additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the open market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowing by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

             Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions, if any, to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP at the rate of 20 percent per year, starting with completion of their third year of service. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

             Under the terms of the ESOP, the Trustee must vote all allocated shares in accordance with the instructions of the participating employees, and vote allocated shares for which employees do not give instructions and unallocated shares in accordance with the instructions of the ESOP Committee comprised of Messrs. Eppinger, Marlo and Hartline.


             The ESOP is subject to the requirements of ERISA and the regulations of the IRS and the Department of Labor thereunder.

             Deferred Compensation Plan. The Company's Board of Directors has adopted a DCP to restore retirement benefits that executives lose due to the Internal Revenue Code limitation on compensation a tax-qualified retirement plans, such as the ESOP and Pension Plan. For the years ending March 31, 1995 and 1996, the limitation is $150,000. Currently, Messrs. Marlo, Campbell, Hartline and Kilargis participate in the DCP.

             The DCP provides that each affected executive shall receive an annual allocation of stock units representing shares of the Company's Common Stock equal to the difference between the annual allocation of shares that would have been made to him or her in the ESOP without regard to the dollar limitation, minus the number of shares actually allocated to the executive's ESOP account in a particular year. The total number of shares allocated under the DCP at March 31, 1996 is 4,403.

             In addition, the DCP provides a lump sum dollar accrual for each year equal to the difference between the value of the Pension Plan benefit which would have been earned without regard to the dollar limitation and the value of the accrual actually earned. The cumulative accrual amount to be allocated to the participants at March 31, 1996 is $169,000.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

             The Financial Institutions Reform Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit by the bank to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

             The Company's policy provides that all loans made by the Bank to its directors and executive officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. As of March 31, 1996, The Company's directors and executive officers had aggregate loan balances in excess of $60,000, which amounted to $433,000 in the aggregate, or 0.31% of the Company's equity as of such date. The Bank believes that such loans do not involve more than the normal risk of collectability.

             Set forth below is certain information as of March 31, 1996 relating to loans which exceeded $60,000 and were made to directors of the Company. Both loans were made on preferential terms by the Company prior to the adoption of FIRREA. All the loans are secured by the borrower's principal residence. The table does not include loans which have been made on the same terms, including interest rates and collateral, as those made to non-affiliated parties and which in the opinion of management do not involve more than the normal risk of repayment or present other unfavorable features. All of the loans presented below were performing in accordance with their terms as of March 31, 1996.

                                              Year             Largest Balance
                             Type of          Loan          During April 1, 1995         Balance at      Interest Rate at
           Name               Loan            Made            to March 31, 1996        March 31, 1996     March 31, 1996
           ----               -----           ----            -----------------        --------------     --------------
John R. Eppinger
  Chairman                  Mortgage          1987                $155,459                 $143,797            5.25%

David B. Hastings
  Director                  Mortgage          1982                $98,509                  $94,895             5.25%

     The Company intends that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.



         PROPOSAL 2 -- PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

                        TO CHANGE THE  CORPORATE TITLE

The Board of Directors has adopted an amendment to the Company's Articles of Incorporation to change the corporate title of the Company to "ML Bancorp, Inc." The Board believes that the name change will enable the public to better associate the Company's name with that of its principal subsidiary, Main Line Bank, and more accurately reflect the wide range of financial services offered by the Bank.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME.

           PROPOSAL 3 -- RATIFICATION OF KPMG PEAT MARWICK L.L.P. AS

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

             The Board of Directors of the Company has appointed KPMG Peat Marwick L.L.P., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending March 31, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

             The Company has been advised by KPMG Peat Marwick L.L.P. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG Peat Marwick L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK L.L.P. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1997.

                            STOCKHOLDER PROPOSALS

             Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in July 1997, must be received at the principal executive offices of the Company, Two Aldwyn Center, Lancaster Avenue and Route 320, Villanova, Pennsylvania 19085,
Attention: Brian M. Hartline, Secretary, no later than February 14, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

             Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 10.D of the Company's Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting.

             A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any material interest of the stockholder in such business.


                                ANNUAL REPORTS

             A copy of the Company's Annual Report to Stockholders for the year ended March 31, 1996 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

             Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company's Annual Report on Form 10-K for the year ended March 31, 1996 required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written requests should be directed to Brian M. Hartline, Secretary, MLF Bancorp, Inc., Two Aldwyn Center, Lancaster Avenue and Route 320, Villanova, PA 19085. The Form 10-K is not part of the proxy solicitation materials.


                                OTHER MATTERS

             Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

             The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                               REVOCABLE PROXY
                               MLF BANCORP, INC.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MLF BANCORP, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 26, 1996 AND AT ANY ADJOURNMENT THEREOF.

             The undersigned, being a stockholder of the Company as of May 31, 1996, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at The Desmond Great Valley Hotel and Conference Center, One Liberty Boulevard, Malvern, PA 19355, on July 26, 1996 at 10:00 A.M., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

             SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEE TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                           -- FOLD AND DETACH HERE --

                                                           Please mark
                                                           your votes as  / X /
                                                           indicated in
                                                           this example

  1. ELECTION OF DIRECTOR                                            Nominee for four-year term: John R. Eppinger

            FOR nominee                  WITHHOLD
        listed to the right             AUTHORITY
         (except as marked         to vote for nominee
          to the contrary)         listed to the right

              /    /                        /     /

  2. PROPOSAL to amend the Company's Articles                      3.  PROPOSAL to ratify the appointment of KPMG Peat
     of Incorporation to change the corporate                          Marwick L.L.P. as the Company's independent auditors
     title to "ML Bancorp, Inc."                                       for the fiscal year ending March 31, 1997.

              FOR          AGAINST       ABSTAIN                                FOR          AGAINST       ABSTAIN


              /     /       /    /        /    /                                /     /       /    /        /    /

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.




Please sign this exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Dated:                                                                   , 1996
      -------------------------------------------------------------------


- --------------------------------------------------------------------------------
                                  Signature




- --------------------------------------------------------------------------------
                                  Signature




PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                          -- FOLD AND DETACH HERE --